UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): January 3, 2018 ______________________
Rand Logistics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33345	20-1195343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Washington Street, Suite 201, Jersey City, New Jersey		07302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 863-9427

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on September 20, 2017, the Company received a notice from The Nasdaq Stock Market (“Nasdaq”) indicating that the Company had not regained compliance with the minimum $1.00 bid price per share requirement for continued listing under Listing Rule 5550(a)(2) and its common stock would be delisted from Nasdaq at the opening of business on September 29, 2017, unless the Company timely requested a hearing before the Nasdaq Hearings Panel (“Panel”). The Company appealed the delisting notice and appeared in front of the Panel on November 16, 2017. The Panel issued a decision on December 4, 2017 continuing the Company’s listing, conditioned upon, among other things, the Company’s ability to implement a reverse stock split and demonstrate compliance with Listing Rule 5550(a)(2) by March 19, 2018. The Company informed the Panel on January 2, 2018 that it would be unable to meet the requirements of the Panel's decision. On January 3, 2018, the Company received written notification from the Panel that the Panel has determined to delist the Company’s common stock from Nasdaq and the suspension of trading will be effective at the open of business on January 5, 2018. The Panel has also informed the Company that Nasdaq will complete the delisting by filing a Form 25 Notification of Delisting with the Securities and Exchange Commission, after the applicable appeals periods have lapsed. The Company will not appeal the Panel’s determination to delist the Company’s common stock. The Company’s common stock may be eligible to be quoted on the OTC Bulletin Board (the “OTCBB”) or in the “Pink Sheets.” OTCBB or Pink Sheets trading may occur only if a market maker applies to quote the Company’s common stock and the Company is current in its reporting obligations under the Securities Exchange Act of 1934.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2018	RAND LOGISTICS, INC.

	By:	/s/ Mark S. Hiltwein
	Name:	Mark S. Hiltwein
	Title:	Chief Financial Officer